Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 22. Commitments and Contingencies

Rent expense relating to facilities and other operating leases for 2017, 2016 and 2015 was approximately $9.3 million, $9.9 million and $13.1 million, respectively. Commitments for future minimum rental payments with terms in excess of one year as of December 31, 2017 are as follows (in thousands):

December 31, 2017
2018	$4,759
2019	2,565
2020	2,063
2021	1,895
2022	1,890
Thereafter	10,680
Total	$23,852

Guarantees

We have issued the following guarantees that are not recorded in our accompanying balance sheet (dollars in thousands):

	Term	Maximum Potential Undiscounted Payment as of December 31, 2017
Performance guarantees through letters of credit (1)	2018-2021	$62,280
Standby letters of credit	2018	720
Bid bonds and performance bonds (1)	2018-2027	87,536
Maximum potential undiscounted payments		$150,536

(1)	We have issued guarantees to third parties to ensure performance of our obligations, some of which may be fulfilled by third parties.

Contingencies

See Note 3 and Note 9 for a discussion of our gain contingencies related to assets that were expropriated in Venezuela.

Pursuant to the separation and distribution agreement, EESLP contributed to a subsidiary of Archrock the right to receive payments based on a notional amount corresponding to payments received by our subsidiaries from PDVSA Gas in respect of the sale of our and our joint ventures’ previously nationalized assets promptly after such amounts are collected by our subsidiaries until Archrock’s subsidiary has received an aggregate amount of such payments up to the lesser of (i) $125.8 million, plus the aggregate amount of all reimbursable expenses incurred by Archrock and its subsidiaries in connection with recovering any PDVSA Gas default installment payments following the completion of the Spin-off or (ii) $150.0 million. Our balance sheets do not reflect this contingent liability to Archrock or the amount payable to us by PDVSA Gas as a receivable. Pursuant to the separation and distribution agreement, we transferred cash of $19.7 million and $49.2 million to Archrock during the years ended December 31, 2017 and 2016, respectively. The transfers of cash were recognized as reductions to additional paid-in capital in our financial statements. As of December 31, 2017, the remaining principal amount due to us from PDVSA Gas in respect of the sale of our and our joint ventures’ previously nationalized assets was approximately $21 million. In subsequent periods, the recognition of a liability, if applicable, resulting from this contingency to Archrock is expected to impact equity, and as such, is not expected to have an impact on our statements of operations.

In addition to U.S. federal, state and local and foreign income taxes, we are subject to a number of taxes that are not income-based. As many of these taxes are subject to audit by the taxing authorities, it is possible that an audit could result in additional taxes due. We accrue for such additional taxes when we determine that it is probable that we have incurred a liability and we can reasonably estimate the amount of the liability. As of December 31, 2017 and 2016, we had accrued $2.8 million and $3.1 million, respectively, for the outcomes of non-income-based tax audits and had related indemnification receivables from Archrock of $1.5 million and $1.7 million, respectively. We do not expect that the ultimate resolutions of these audits will result in a material variance from the amounts accrued. We do not accrue for unasserted claims for tax audits unless we believe the assertion of a claim is probable, it is probable that it will be determined that the claim is owed and we can reasonably estimate the claim or range of the claim. We do not have any unasserted claims from non-income-based tax audits that we have determined are probable of assertion. We also believe the likelihood is remote that the impact of potential unasserted claims from non-income-based tax audits could be material to our financial position, but it is possible that the resolution of future audits could be material to our results of operations or cash flows for the period in which the resolution occurs.

Our business can be hazardous, involving unforeseen circumstances such as uncontrollable flows of natural gas or well fluids and fires or explosions. As is customary in our industry, we review our safety equipment and procedures and carry insurance against some, but not all, risks of our business. Our insurance coverage includes property damage, general liability, commercial automobile liability and other coverage we believe is appropriate. We believe that our insurance coverage is customary for the industry and adequate for our business; however, losses and liabilities not covered by insurance would increase our costs.

Additionally, we are substantially self-insured for workers’ compensation and employee group health claims in view of the relatively high per-incident deductibles we absorb under our insurance arrangements for these risks. Losses up to the deductible amounts are estimated and accrued based upon known facts, historical trends and industry averages.

Litigation and Claims

In the ordinary course of business, we are involved in various pending or threatened legal actions. While management is unable to predict the ultimate outcome of these actions, it believes that any ultimate liability arising from any of these actions will not have a material adverse effect on our financial position, results of operations or cash flows. However, because of the inherent uncertainty of litigation and arbitration proceedings, we cannot provide assurance that the resolution of any particular claim or proceeding to which we are a party will not have a material adverse effect on our financial position, results of operations or cash flows.

Contemporaneously with filing the Form 8-K on April 26, 2016, we self-reported the errors and possible irregularities at Belleli EPC to the SEC. Since then, we have been cooperating with the SEC in its investigation of this matter, which has included responding to a subpoena for documents related to the restatement and of our compliance with the U.S. Foreign Corrupt Practices Act (“FCPA”), which were also provided to the Department of Justice at its request. The SEC staff has notified us that they have concluded their investigation concerning our compliance with the FCPA and that they do not intend to recommend an enforcement action concerning our compliance with the FCPA. The DOJ has similarly informed us that it does not intend to proceed with any further investigation or enforcement. The SEC’s investigation related to the circumstances giving rise to the restatement is continuing, and we are presently unable to predict the duration, scope or results or whether the SEC will commence any legal action.

Indemnifications

In conjunction with, and effective as of the completion of, the Spin-off, we entered into the separation and distribution agreement with Archrock, which governs, among other things, the treatment between Archrock and us relating to certain aspects of indemnification, insurance, confidentiality and cooperation. Generally, the separation and distribution agreement provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our business with us and financial responsibility for the obligations and liabilities of Archrock’s business with Archrock. Pursuant to the agreement, we and Archrock will generally release the other party from all claims arising prior to the Spin-off that relate to the other party’s business, subject to certain exceptions. Additionally, in conjunction with, and effective as of the completion of, the Spin-off, we entered into the tax matters agreement with Archrock. Under the tax matters agreement and subject to certain exceptions, we are generally liable for, and indemnify Archrock against, taxes attributable to our business, and Archrock is generally liable for, and indemnify us against, all taxes attributable to its business. We are generally liable for, and indemnify Archrock against, 50% of certain taxes that are not clearly attributable to our business or Archrock’s business. Any payment made by us to Archrock, or by Archrock to us, is treated by all parties for tax purposes as a nontaxable distribution or capital contribution, respectively, made immediately prior to the Spin-off.